VANGUARD
INTERNATIONAL VALUE
FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4

                                   REPORT FROM
                                   THE ADVISER
                                        6

                                  FUND PROFILE
                                        8

                               PERFORMANCE SUMMARY
                                       11

                              FINANCIAL STATEMENTS
                                       12

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       20


                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

Vanguard International Value Fund sailed adroitly through choppy seas to produce strong returns during 1998. Your fund earned +19.5%, fully 1 1/2 times the return of the average international mutual fund but slightly behind the return of its unmanaged index.

       The table below presents the total return (capital change plus reinvested dividends) of International Value Fund, the average international equity fund, and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The fund's return is based on an increase in net asset value from $22.64 per share on December 31, 1997, to $25.09 per share on December 31, 1998, adjusted for income dividends totaling $1.06 per share paid from net investment income and distributions totaling $0.90 per share paid from net realized capital gains.

-----------------------------------------------------------
                                            TOTAL RETURNS
                                             YEAR ENDED
                                          DECEMBER 31, 1998
-----------------------------------------------------------
Vanguard International Value Fund               +19.5%
-----------------------------------------------------------
Average International Fund                      +13.0%
-----------------------------------------------------------
MSCI EAFE Index                                 +20.3%
-----------------------------------------------------------

FINANCIAL MARKETS IN BRIEF

European stocks once again rose smartly during 1998, gaining about +23% in local-currency terms. Pacific-region stocks, which are dominated by Japan, declined -7% in terms of their local currencies. For U.S. investors, however, returns from European and Pacific stocks were boosted by a fall in the value of the U.S. dollar versus the Japanese yen and most European currencies. The result was a solid gain of +28.7% for the European component of the EAFE Index and a meager +2.6% rise for the Pacific component. U.S. investors in emerging-market stocks were hit with a double whammy: Declines of about -6% in local currencies were worsened by a stronger dollar, resulting in a drop of -18.4% for U.S. investors.

       As demonstrated in 1998, fluctuations in currency values can add to or detract from returns that U.S. investors receive on international investments. These currency fluctuations are a risk that U.S. investors incur in addition to the substantial risk of stock-price fluctuations. The table at right presents the impact of currency fluctuations on returns during 1998. It shows the total returns of various international stock indexes in local currencies, the effect on returns of currency fluctuations, and the net returns for dollar-based investors.

----------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                             12 MONTHS ENDED DECEMBER 31, 1998
                                         -----------------------------------------
                                          LOCAL
                                         CURRENCY       CURRENCY       U.S. DOLLAR
STOCK MARKET INDEX                       RETURNS         IMPACT          RETURNS
----------------------------------------------------------------------------------
MSCI EAFE                                 +13.0%         + 7.3%           +20.3%
----------------------------------------------------------------------------------
MSCI Europe                               +22.8%         + 5.9%           +28.7%
MSCI Pacific                              - 7.2          + 9.8            + 2.6
MSCI Select Emerging Markets              - 6.1          -12.3            -18.4
----------------------------------------------------------------------------------
U.S. (S&P 500 Index)                      +28.6%            --            +28.6%
----------------------------------------------------------------------------------

       European stocks benefited from several developments during 1998. First was an expansion in economic activity in the region. Europe's central banks cut short-term interest rates to encourage continued growth. Another influence was optimism about the long-term effects of the euro, the common currency adopted by 11 European nations beginning in 1999. Investors also were encouraged by increased merger-and-acquisition activity and by continuing signs that European corporations are more focused on boosting share prices.

       Most Asian markets--including Tokyo--continued to be weighed down by severe economic troubles. Japan's economy shrank, which was bad news for the rest of the region because of Japan's key role as a market and source of financing for many of its Asian neighbors. On the other hand, there were signs even in Japan that some companies are moving toward a U.S.-style corporate emphasis on providing value for shareholders rather than on building market share or protecting corporate allies. Except for South Korea and the Philippines, Asia's developing markets declined during 1998, although most of the damage occurred during the first half of the year. Latin America's emerging markets suffered from the same lack of confidence that afflicted Asia.

1998 PERFORMANCE OVERVIEW

Thanks primarily to the strong rise in European stocks during 1998, the International Value Fund earned +19.5%. Our return was 6.5 percentage points higher than the +13.0% earned by the average international fund, though we trailed by 0.8 percentage point the EAFE Index's +20.3% gain.

       A number of factors account for our lead over our average peer. First, the stock selections of our adviser, Phillips & Drew, were generally quite good. Our weightings in various countries--which are driven primarily by our adviser's company-by-company analysis of stock values--had mixed effects on performance. We held about 15% of our equities in French stocks, versus 9% for the index, which was helpful given that market's +42% return (in U.S. dollars). A listing of the country weightings of our fund and the EAFE Index is presented on page 10.

       We avoided big losses in Latin American stocks because our adviser saw no compelling values there--the region had been the world's top performer in 1997. Also, we held a smaller stake in Asian emerging markets than the typical peer fund, especially during the first half of 1998, when losses were most severe in these countries. On the other hand, 20% to 25% of our holdings were in Japanese stocks during the year, a much-heavier stake than our typical peers had in Japan. Fortunately, our Japanese holdings earned +13%, well ahead of the +5% return on the Japanese market as a whole.

       Our fund also benefited from its low operating costs. In 1998, these amounted to 0.52% of average net assets ($5.20 per $1,000), less than one-third the 1.67% ($16.70 per $1,000 of assets) expense ratio charged by the average international stock fund. Even our low operating costs are a handicap in comparison with the EAFE Index, which exists only on paper and incurs no operating expenses or transaction costs.

LONG-TERM PERFORMANCE OVERVIEW

Returns in 1998 for international markets generally and our fund specifically were higher than in any year since 1993. For the decade ended December 31, 1998, our average annual return of +7.7% was well ahead of the lackluster +5.9% annual return for the EAFE Index, but trailed the +8.6% annual return for our average peer.

       The table on the facing page displays the ten-year results for the fund, our average peer, and the EAFE Index. It also shows how hypothetical $10,000 investments in each would have grown since 1988, assuming that income dividends and capital gain distributions had been reinvested. Our +7.7% annual return meant that a $10,000 investment would have grown over the decade to $20,990. That is $3,325 more than the ending value of a $10,000 investment in the index, but $1,865 less than would have accumulated in our average peer. Our goal, of course, is to outperform our peers, and we hope that our excellent performance against competitors during 1998--only the second full year of operations under the Phillips & Drew advisory team--is a start in that direction. For the record, the fund has earned an annualized average return of +7.2% since Phillips & Drew assumed management on April 1, 1996, compared with +9.0% for the EAFE Index and +9.1% for the average international fund. (Phillips & Drew formerly was known as UBS International Investment London Limited.)

----------------------------------------------------------------------
                                               TOTAL RETURNS
                                      10 YEARS ENDED DECEMBER 31, 1998
                                      --------------------------------
                                       AVERAGE       FINAL VALUE OF
                                       ANNUAL          A $10,000
                                        RATE       INITIAL INVESTMENT
----------------------------------------------------------------------
International Value Fund                +7.7%           $20,990
----------------------------------------------------------------------
Average International Fund              +8.6%           $22,855
----------------------------------------------------------------------
MSCI EAFE Index                         +5.9%           $17,665
----------------------------------------------------------------------

       We can point to one factor--the relative weighting of our investment in Japanese stocks--as the main cause for both our leading the index and our lagging the average peer during the last ten years. Since peaking at the end of 1989, Japanese stock prices have fallen on average by more than 60% in local-currency terms. Through most of the decade, Vanguard International Value Fund owned more Japanese stocks than the typical international fund, a disadvantage given the average annual return of -5.2% for Japanese stocks. Collectively, the average annual return of international stocks during the decade was less than one-third the remarkable +19.2% return of the S&P 500 Index.

       Of course, basing investment decisions solely on past returns--even returns over periods as long as a decade--is apt to be a mistake. Past performance truly does not tell you what the future will bring: After all, Japan's stock market was the best performer during the 1978-1988 decade.

IN SUMMARY

Returns on international stocks have paled in recent years beside the gaudy gains achieved by U.S. stocks. But we believe that international stocks still can bring helpful diversification to a balanced portfolio with core holdings of U.S. stock funds, bond funds, and money market funds. However, the market, currency, and economic risks of international stocks are substantial, so we repeat our long-standing view that foreign stocks should be limited to 10% or 20% of investors' equity portfolios.

       The key is for investors to construct investment programs suited to their own time horizon, financial situation, and tolerance for market fluctuations and then to stick with their plans. In the same vein, Vanguard International Value Fund will "stay the course" in providing a low-cost, diversified, professionally managed portfolio of international equities.

/s/ JOHN C. BOGLE                              /s/ JOHN J. BRENNAN

John C. Bogle                                  John J. Brennan
Senior Chairman                                Chairman and
                                               Chief Executive Officer

January 19, 1999

NOTE: You'll observe that we have made a minor change in the name of the International Value Fund. We replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

       The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

---------------------------------------------------------------------------------------
                                                     AVERAGE ANNUALIZED RETURNS
                                                   PERIODS ENDED DECEMBER 31, 1998
                                               ----------------------------------------
                                               1 YEAR          3 YEARS          5 YEARS
---------------------------------------------------------------------------------------
STOCKS
    S&P 500 Index                               28.6%           28.2%            24.1%
    Russell 2000 Index                          -2.5            11.6             11.9
    MSCI EAFE Index                             20.3             9.3              9.5
---------------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                  8.7%            7.3%             7.3%
    Lehman 10 Year Municipal Bond Index          6.8             6.8              6.4
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                  5.1             5.2              5.1
---------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                         1.6%            2.2%             2.4%
---------------------------------------------------------------------------------------

       Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

       The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

       Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

       Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

       Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

       The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

       Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

       Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

       Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

       Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

REPORT FROM THE ADVISER

[PHOTO]

Vanguard International Value Fund provided a return of 19.5% during 1998. This was comfortably ahead of the average international equity fund's return of 13.0% but slightly behind the 20.3% return of the MSCI EAFE Index.

       We believe that the best investment returns are achieved by buying companies that have underperformed and whose valuations are depressed, and selling those that have risen to high valuations, even if their immediate prospects for higher profits look assured.

       We entered 1998 on the back of an exceptionally strong performance from European markets, where investors had acknowledged the many improvements that have taken place in the corporate landscape. At the same time, many Asian markets were on their knees. We felt that the pessimism in Asia was overdone and had been reducing our exposure to Europe to add to the fund's Asian holdings. This pattern continued into early 1998.

       Among Asian emerging markets, the fund's weighting varied during 1998 from a low of 3% of assets to a high of 7%. At the low, after witnessing indiscriminate selling in the region, we bought many good companies with stable core businesses, good management, and sound finances that had been given a competitive advantage by the devaluation of their local currencies. However, most of these nations (except for Thailand) have failed to pursue the structural economic reform that is needed, while investors' expectations remain very high. Consequently, after we had benefited from exceptional rises in these non-EAFE markets, we reduced the fund's exposure to less than 5% of fund assets.

       Another success in 1998 was our experience in Hong Kong. We had no investments there at the start of the year, but later purchased some shares of real estate conglomerates that were selling at a 50% discount to their underlying asset value. Three months later, after these stocks had risen in price, we reduced the position. The outlook in Hong Kong today is as poor as it was six months ago but, thanks to the intervention of the Hong Kong Monetary Authority, the stock market is 50% higher.

       The fund's position in Japan, which at about 22% of net assets is slightly larger than Japan's 21% position in the EAFE Index, naturally raises lots of questions. The average international fund's position in Japan is about 11% of assets. That nation's poor economic outlook is well documented and does not provide much comfort, but is probably already reflected in depressed stock prices. By most valuation measures, Japanese stocks are at a 25-year low relative to stocks elsewhere in the world. The chart on page 7 shows how Japan's share of the global stock market has fallen. Even allowing for Japan's bubble in the late 1980s, stock prices there have rarely been as cheap as today. We recognize the severity of Japan's economic problems, but believe our position is justified by the low valuations and, more important, by growing signs that change is happening. Recent moves include the restructuring of the banking system and a large increase in corporate merger-and-acquisition activity, including a welcome acceptance of foreigners as partners. Share buybacks and share options have become more accepted, which should give profits a higher priority on the list of corporate objectives.

       The Japanese yen strengthened considerably late in 1998, augmenting the fund's return. This trend has probably gone too far, so, while we wish to maintain full exposure to Japanese equities, we have reduced exposure to the yen by using a forward currency contract.

U.S., U.K., AND JAPANESE WEIGHTINGS IN THE MSCI WORLD INDEX
--------------------------------------------------------------------------------

The U.K.'s weight now exceeds Japan's, even though Japan's economic output is three times larger than Britain's.

Time           US            UK             Japan
Q3 87          36.6          9.4            33.7
Q4 87          32.8          9.3            39.4
Q1 88          30.5          8.6            43
Q2 88          32.1          8.4            40.6
Q3 88          32            8.3            41
Q4 88          29.1          7.9            44.1
Q1 89          30            8.4            42.9
Q2 89          32.4          8              39.6
Q3 89          31.8          8.2            39.8
Q4 89          30.9          8.3            39.6
Q1 90          34.5          9.3            31.6
Q2 90          33.8          9.6            32.6
Q3 90          35.5          10.5           29.8
Q4 90          35            10.8           31.2
Q1 91          36.2          10.6           30.9
Q2 91          37.1          9.9            30.4
Q3 91          36.4          11.1           30.1
Q4 91          37.8          10.7           28.9
Q1 92          40            10.9           24.4
Q2 92          40            12.2           22
Q3 92          40.3          11.2           24.6
Q4 92          42.2          10.9           23.8
Q1 93          40.4          10.3           25.9
Q2 93          37.8          10             28.8
Q3 93          36.7          10             28.5
Q4 93          36.7          11             23.9
Q1 94          35            10             27.6
Q2 94          35.1          9.1            30.3
Q3 94          36.1          9.4            28.2
Q4 94          36.4          9.6            28
Q1 95          38            9.8            26.3
Q2 95          39.8          9.7            23.7
Q3 95          40.4          9.6            23.4
Q4 95          40.8          9.6            23.4
Q1 96          41.4          9.2            22.5
Q2 96          41.5          9.1            22.3
Q3 96          42.2          9.6            20.8
Q4 96          43.2          10.4           17.5
Q1 97          44.4          10.3           15.4
Q2 97          45.5          9.5            17.3
Q3 97          47.2          10.2           14.7
Q4 97          49.8          10.3           12
Q1 98          49.5          10.5           10.7
Q2 98          49.6          10.7           9.9
Q3 98          51.1          10.7           9.5

       We have been negative on the U.K. equity market since we began managing the International Value Fund, but that market's recent relatively poor performance, particularly by many of the mid-sized and smaller companies, has caused us to change our view. Like most major markets, Britain's market has been driven recently by a narrow focus on large growth companies in a few sectors, such as telecommunications, financials, and pharmaceuticals. We own none of these overpriced companies, but have been buying medium-sized engineering firms, utilities, and food retailers--all companies that have good cash flows and had been overlooked by the market. These purchases resulted in an increase in the fund's U.K. exposure from 16.9% at the start of the year to 23.6% at the end. Interestingly, several of our holdings have recently been targets of takeover activity, reflecting their undervalued share prices.

       The great imponderable in Europe is the effect of the euro on European economies and the currency markets. We acknowledge that the chances of early success outweigh those of early failure while the long-term probabilities are the reverse. Remember, this creation of a common currency is an unprecedented experiment.

       Against this rather uncertain background, we expect the consolidation of European industry to continue, as competitive pressures increase and the complications of cross-border mergers ease under the single currency. The main emphasis of our continental European holdings is on companies with good management that are positioned to take advantage of the opportunities that the new Europe offers.

       It is hard to find absolute value at a time when corporate profits are coming under pressure and many stock indexes are at record highs. Much of this bull-market euphoria has been fueled by a global trend toward index investing and by the desire of institutional investors to retain exposure to large-capitalization stocks in various markets. We find it difficult to justify the valuation of these large, liquid stocks and have tended to avoid them. Our focus is on mid-sized and smaller companies that are more fairly priced.

       The fund's underweight position in financial stocks versus the EAFE Index reflects our view that Japanese banks have not fully acknowledged their bad-debt problems and that European financials have risen to very high valuations on the back of merger speculation.

Wilson Phillips, Portfolio Manager
Phillips & Drew

January 11, 1999

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.

FUND PROFILE
INTERNATIONAL VALUE FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS

                                      INTERNATIONAL
                                              VALUE          MSCI EAFE
----------------------------------------------------------------------
Number of Stocks                                125              1,032
Turnover Rate                                   39%                 --
Expense Ratio                                 0.52%                 --
Cash Reserves                                  0.6%                 --
Portfolio Allocation by Region


VOLATILITY MEASURES
                                      INTERNATIONAL
                                              VALUE          MSCI EAFE
----------------------------------------------------------------------
R-Squared                                      0.87               1.00
Beta                                           0.98               1.00


PORTFOLIO ALLOCATION BY REGION
------------------------------
EUROPE                     65%
PACIFIC                    30%
EMERGING MARKETS            5%



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
Nestle SA (Registered)                                        3.3%
Bayer AG                                                      3.1
Novartis AG (Registered)                                      2.9
Elf Aquitaine SA                                              2.9
Allied Domecq PLC                                             2.8
Electrolux AB Series B                                        2.8
Akzo Nobel NV                                                 2.8
Shell Transport & Trading Co.                                 2.4
Matsushita Electric Industrial Co., Ltd.                      2.3
BG PLC                                                        2.3
------------------------------------------------------------------
Top Ten                                                      27.6%

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS) can be found on page 10.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. Cash Reserves. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REGION. This chart shows the geographic distribution of a fund's holdings.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------
                                  DECEMBER 31, 1997                      DECEMBER 31, 1998
                                ------------------------------------------------------------------
                                    INTERNATIONAL                INTERNATIONAL
                                        VALUE                        VALUE               MSCI EAFE
                                ------------------------------------------------------------------
Australia .......................         5.9%                         3.9%                  2.6%
Austria .........................         0.0                          0.0                   0.3
Belgium .........................         0.0                          0.0                   1.9
Denmark .........................         2.4                          0.0                   0.9
Finland .........................         0.0                          0.0                   1.6
France ..........................        15.9                         13.2                   9.4
Germany .........................         8.1                          8.1                  10.7
Greece ..........................         0.0                          0.3                   0.0
Hong Kong .......................         0.0                          1.3                   2.1
Indonesia .......................         0.4                          0.5                   0.0
Ireland .........................         0.0                          0.0                   0.5
Italy ...........................         1.5                          1.3                   5.2
Japan ...........................        26.0                         22.1                  21.0
Malaysia  .......................         0.2                          0.0                   0.0
Netherlands .....................         5.3                          5.9                   6.5
New Zealand .....................         0.8                          0.2                   0.2
Norway ..........................         0.4                          0.0                   0.4
Philippines .....................         0.8                          0.4                   0.0
Portugal ........................         0.7                          0.3                   0.7
Singapore .......................         2.1                          2.0                   0.8
South Korea .....................         1.4                          2.3                   0.0
Spain ...........................         0.0                          0.6                   3.4
Sweden  .........................         5.1                          5.2                   2.6
Switzerland .....................         4.6                          7.4                   8.1
Thailand ........................         1.3                          1.2                   0.0
United Kingdom ..................        17.1                         23.8                  21.1
-------------------------------------------------------------------------------------------------
Total                                   100.0%                       100.0%                100.0%

PERFORMANCE SUMMARY
INTERNATIONAL VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 16, 1983-DECEMBER 31, 1998
------------------------------------------------------------------
                  International Value Fund               MSCI EAFE
FISCAL       CAPITAL       INCOME         TOTAL            TOTAL
YEAR         RETURN        RETURN        RETURN            RETURN
------------------------------------------------------------------
1983           4.0%          1.8%           5.8%            11.0%
1984          -4.9           4.1           -0.8              7.9
1985          36.1           4.2           40.3             56.7
1986          46.8           3.9           50.7             69.9
1987          22.1           1.8           23.9             24.9
1988          14.8           4.0           18.8             28.6
1989          22.8           3.2           26.0             10.8
1990         -15.1           2.8          -12.3            -23.2
1991           6.9           3.1           10.0             12.5
1992         -11.0           2.3           -8.7            -11.8
1993          27.0           3.5           30.5             32.9
1994           3.5           1.8            5.3              8.1
1995           7.0           2.6            9.6             11.6
1996           7.5           2.7           10.2              6.4
1997          -7.2           2.6           -4.6              2.1
1998          14.7           4.8           19.5             20.3
------------------------------------------------------------------

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
-----------------------------------------------------------
             International     Average              MSCI EAFE
             Value Fund        International Fund   Index
1988 12      10000             10000                10000
1989 03      10246             10257                10033
1989 06      10333             10193                 9420
1989 09      12156             11553                10593
1989 12      12597             12067                11080
1990 03      11974             11412                 8895
1990 06      12992             12380                 9753
1990 09      10653             10189                 7692
1990 12      11053             10650                 8510
1991 03      11481             11381                 9150
1991 06      11099             11063                 8658
1991 09      11932             11838                 9408
1991 12      12153             12010                 9573
1992 03      11484             11597                 8444
1992 06      12050             12140                 8631
1992 09      11454             11590                 8769
1992 12      11093             11399                 8439
1993 03      12206             12379                 9458
1993 06      13072             13108                10417
1993 09      13925             14380                11116
1993 12      14476             15888                11219
1994 03      14886             15443                11618
1994 06      15429             15743                12220
1994 09      15630             16322                12240
1994 12      15237             15751                12123
1995 03      15257             15120                12359
1995 06      15757             15890                12458
1995 09      16216             16803                12988
1995 12      16706             17208                13524
1996 03      17352             17567                13925
1996 06      17655             18373                14155
1996 09      17650             18384                14148
1996 12      18414             19244                14384
1997 03      18612             19123                14169
1997 06      20691             21377                16019
1997 09      20149             21773                15916
1997 12      17570             20222                14680
1998 03      20793             22777                16851
1998 06      20643             23173                17041
1998 09      17402             19508                14630
1998 12      20990             22855                17665

Phillips & Drew becomes adviser

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                         PERIODS ENDED DECEMBER 31, 1998
                                                    ----------------------------------------           FINAL VALUE OF A
                                                     1 YEAR         5 YEARS        10 YEARS          $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
           International Value Fund                  19.46%          7.71%           7.70%                  $20,990
           Average International Fund                13.02           7.54            8.62                    22,855
           MSCI EAFE Index                           20.33           9.50            5.85                    17,665
-------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    10 YEARS
                                     INCEPTION                                        -----------------------------------
                                       DATE           1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
-------------------------------------------------------------------------------------------------------------------------
International Value Fund            5/16/1983         19.46%         7.71%             4.78%          2.92%         7.70%
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
INTERNATIONAL VALUE FUND                       SHARES            (000)
----------------------------------------------------------------------
COMMON STOCKS (99.2%)
----------------------------------------------------------------------
AUSTRALIA (3.9%)
   Australia & New Zealand
     Bank Group Ltd.                       1,381,000        $   9,047
-  Burns Philp & Co., Ltd.                 2,304,020              184
   Coles Myer Ltd.                           430,000            2,255
   Goodman Fielder Ltd.                    3,167,000            3,205
   Mount Isa Mines Holdings Ltd.          12,354,090            5,456
   Pacific Dunlop Ltd.                     1,500,000            2,429
   Pasminco Ltd.                           5,883,000            4,474
   WMC Ltd.                                1,498,000            4,521
                                                         -------------
                                                               31,571
                                                         -------------

DENMARK
   Kapital Holding                             6,749              334
                                                         -------------


FRANCE (13.1%)
   AXA-UAP SA                                 70,000           10,150
   Alcatel                                   100,535           12,310
   Banque Nationale de Paris SA              160,418           13,216
   Compagnie de Saint-Gobain SA               86,852           12,268
   Elf Aquitaine SA                          199,700           23,095
   Esso SA                                     8,063              684
   Groupe Danone SA                           41,220           11,807
   Lafarge SA                                 89,166            8,476
   Societe National d'Exploitation
     Industrielle des Tabacs et
     Allumettes SA                            58,213            3,647
   Total SA B Shares                          97,800            9,910
                                                         -------------
                                                              105,563
                                                         -------------

GERMANY (8.0%)
   Bayer AG                                  589,100           24,600
   RWE AG                                    300,400           16,458
   Schering AG                                72,530            9,112
   Varta AG                                   15,480            2,537
   Volkswagen AG                             151,730           12,116
                                                         -------------
                                                               64,823
                                                         -------------

GREECE (0.3%)
-  STET Hellas
     Telecommunications SA ADR                73,664            2,385
                                                         -------------

HONG KONG (1.3%)
   Hong Kong Land Holdings Ltd.            6,167,100            7,277
   Wharf Holdings Ltd.                     2,000,000            2,917
                                                         -------------
                                                               10,194
                                                         -------------

INDONESIA (0.5%)
-  PT Bank Dagang Nasional
     Indonesia (Foreign)                   3,100,998                0
-  PT Bank Internasional
     Indonesia (Foreign)                  23,408,000              663
-  PT Indah Kiat Pulp &
     Paper Corp.                           7,786,985            2,130
-  PT Indah Kiat Pulp &
     Paper Corp. Warrants
     Exp.  7/11/2002                          96,504               13
-  PT Inti Indorayon Utama                   545,000               34
-  PT Kalbe Farma                            706,000               36
-  PT Pabrik Kertas Tjiwi Kimia            3,175,751              829
   PT Unilever Indonesia                       9,900               37
                                                         -------------
                                                                3,742
                                                         -------------

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                               SHARES            (000)
----------------------------------------------------------------------
ITALY (1.3%)
   Telecom Italia SpA                      1,232,100       $   10,536
                                                         -------------

JAPAN (21.9%)
   Fuji Photo Film Co., Ltd.                  70,000            2,606
   Hitachi Ltd.                            1,731,000           10,742
   Ishikawajima-Harima
      Heavy Industries Co.                   256,000              454
   Japan Wool Textile Co., Ltd.              326,000            1,772
   Kajima Corp.                              600,000            1,569
   Kansai Paint Co., Ltd.                  1,167,000            3,394
   Koito Manufacturing Co., Ltd.             922,000            3,915
   Marudai Food Co., Ltd.                    897,000            1,726
   Matsushita Electric
     Industrial Co., Ltd.                  1,066,000           18,892
   Mitsubishi Estate Co., Ltd.             1,344,000           12,070
   Mitsubishi Heavy
     Industries Ltd.                       1,150,000            4,486
   Nikko Securities Co., Ltd.              1,457,000            4,069
   Nippon Telegraph and
     Telephone Corp.                             401            3,100
   Nippon Yusen Kabushiki
     Kaisha Co.                            2,708,000            8,571
   Nissan Fire & Marine
     Insurance Co., Ltd.                   1,154,000            3,478
   Nisshinbo Industries, Inc.              1,284,000            4,485
   Sakura Bank Ltd.                        3,979,000            9,136
   Sanwa International Trust
     1.25% Cvt. Pfd.                              82            1,690
   Sharp Corp.                               560,000            5,059
   Sony Corp.                                100,900            7,362
   Sumitomo Marine &
      Fire Insurance Co.                   1,350,000            8,569
   Taiheiyo Cement Corp                    2,080,800            5,221
   Tokyo Gas Co., Ltd.                     6,518,000           17,162
   Tokyo Steel Manufacturing Co.             725,000            3,638
   Toray Industries, Inc.                    684,000            3,578
   Toyo Seikan Kaisha Ltd.                   597,000           10,151
   Uny Co., Ltd.                             180,000            3,295
   West Japan Railway Co.                      2,290           10,151
   Yamaha Motor Co., Ltd.                    971,000            6,276
                                                         -------------
                                                              176,617
                                                         -------------

MALAYSIA
   Hong Leong Industries Bhd.                401,200              202
                                                         -------------

NETHERLANDS (5.9%)
   Akzo Nobel NV                             493,500           22,484
   Buhrmann NV                               200,000            3,581
   ING Groep NV                              151,099            9,219
   Koninklijke KPN NV                        128,384            6,431
   Philips Electronics NV                     30,850            2,071
   TNT Post Group NV                         108,983            3,513
                                                         -------------
                                                               47,299
                                                         -------------

NEW ZEALAND (0.2%)
   Brierley Investments Ltd.               2,736,300              622
   Fletcher Challenge Ltd. Forest             18,168                6
   Fletcher Challenge Ltd. Paper           1,954,200            1,311
                                                         -------------
                                                                1,939
                                                         -------------

PHILIPPINES (0.4%)
-  EEI Corp.                               4,435,000              139
-  JG Summit Holdings Inc.
     Class B                               3,226,000              199
-  Philex Mining Corp. Class B             5,710,500               46
   Philippine Long Distance
     Telephone Co.                            86,000            2,211
   San Miguel Corp. Class B                  266,060              513
                                                         -------------
                                                                3,108
                                                         -------------

PORTUGAL (0.3%)
   Electricidade de Portugal SA              100,000            2,202
                                                         -------------

SINGAPORE (2.0%)
   Dairy Farm International
     Holdings Ltd.                         1,585,740            1,824
   Development Bank of
     Singapore Ltd. (Foreign)                515,000            4,651
   Jardine Strategic Holdings Ltd.           651,000              944
   Keppel Corp., Ltd.                      2,962,250            7,935
   United Overseas Land Ltd.               1,500,000            1,018
                                                         -------------
                                                               16,372
                                                         -------------

SOUTH KOREA (2.3%)
   Hyundai Motor Co., Ltd.                   320,718            5,708
   Hyundai Motor Co., Ltd. GDR               380,000            1,207
   LG Chemical Ltd.                          200,000            2,179
   SK Telecom Co.                              5,478            4,062
   Shinhan Bank Co.                          660,000            5,050
                                                         -------------
                                                               18,206
                                                         -------------

SPAIN (0.6%)
   Endesa SA                                 170,528            4,525
                                                         -------------

SWEDEN (5.1%)
   Astra AB A Shares                         459,200            9,376
   Electrolux AB Series B                  1,309,775           22,542
   ForeningsSparbanken AB                    130,000            3,368
   Stora Kopparbergs Berglags
     AB A Shares                             550,000            6,039
                                                         -------------
                                                               41,325
                                                         -------------

SWITZERLAND (7.3%)
   Nestle SA (Registered)                     12,170           26,493
   Novartis AG (Registered)                   12,080           23,747
   Schindler Holding AG (Ptg. Ctf.)            5,530            8,858
                                                         -------------
                                                               59,098
                                                         -------------

THAILAND (1.2%)
-  Bangkok Bank PLC (Foreign)              1,832,700            3,783
-  Shinawatra Computer &
     Communications PLC (Foreign)            795,600            2,737
-  Siam Pulp & Paper PLC (Foreign)           200,500              259
-  TPI Polene PLC (Foreign)                   91,875               15
-  Thai Farmers Bank PLC
     (Foreign)                             1,500,000            2,642
-  Thai Plastic & Chemical PLC
     (Foreign)                               187,850              331
                                                         -------------
                                                                9,767
                                                         -------------

UNITED KINGDOM (23.6%)
   Allied Domecq PLC                       2,464,800           22,740
-  Allied Zurich PLC                         567,071            8,458
-  BG PLC                                  2,922,000           18,438

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
INTERNATIONAL VALUE FUND                       SHARES            (000)
----------------------------------------------------------------------
   BOC Group PLC                             432,044       $    6,178
   BPB PLC                                   523,050            1,978
   BTR PLC                                 6,968,810           14,377
   British American Tobacco PLC            1,137,571           10,003
   Coats Viyella PLC                       1,734,500              779
   IMI PLC                                   981,000            3,852
   MEPC PLC                                1,814,912           12,079
-  Marley PLC                              3,000,000            6,090
   Peninsular & Oriental Steam
     Navigation Co.                          118,197            1,397
   Rank Group PLC                            727,800            2,803
   Safeway PLC                             1,800,320            9,046
   Scottish & Newcastle PLC                1,019,135           11,836
   Scottish Power PLC                      1,368,100           14,056
   Shell Transport & Trading Co.           3,115,800           19,142
   Smith & Nephew PLC                      1,328,650            4,134
   Tarmac PLC                              2,816,036            5,271
   United Biscuits Holdings PLC            2,322,666            9,139
   United Utilities PLC                      592,580            8,213
                                                         -------------
                                                              190,009
                                                         -------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $784,679)                                            799,817
----------------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                                (000)
----------------------------------------------------------------------
CONVERTIBLE BOND (0.2%)
----------------------------------------------------------------------
Burns, Philp & Co. Ltd.
   7.50%, 8/15/2003
   (COST $1,325)                       AUD    11,129            1,365
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.6%)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999                           $11,639           11,639
   4.77%, 1/4/1999--Note F                    26,010           26,010
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $37,649)                                              37,649
----------------------------------------------------------------------
TOTAL INVESTMENTS (104.0%)
   (COST $823,653)                                           $838,831
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.0%)
----------------------------------------------------------------------
Other Assets--Note C                                            6,063
Security Lending Collateral
   Payable to Brokers--Note F                                 (26,010)
Other Liabilities                                             (12,581)
                                                         -------------
                                                              (32,528)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 32,138,350 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                 $806,303
======================================================================

NET ASSET VALUE PER SHARE                                      $25.09
======================================================================
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
AUD--Australian Dollar.
GDR--Global Depositary Receipt.
(Ptg. Ctf.)--Participating Certificate.

----------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                               AMOUNT              PER
                                                (000)            SHARE
----------------------------------------------------------------------
  Paid in Capital                            $810,566          $25.23
  Overdistributed Net Investment
    Income--Note D                            (10,845)           (.34)
  Accumulated Net Realized
    Losses--Note D                             (6,647)           (.21)
  Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities                      15,178            .47
    Foreign Currencies and
    Forward Currency Contracts                 (1,949)          (.06)
----------------------------------------------------------------------
  NET ASSETS                                 $806,303         $25.09
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

---------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL VALUE FUND
                                                                      YEAR ENDED DECEMBER 31, 1998
                                                                                             (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                                          $  25,076
     Interest                                                                                1,203
     Security Lending                                                                          962
                                                                                       ------------
          Total Income                                                                      27,241
                                                                                       ------------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                                          1,321
          Performance Adjustment                                                              (353)
     The Vanguard Group--Note C
          Management and Administrative                                                      2,529
          Marketing and Distribution                                                           190
     Custodian Fees                                                                            559
     Auditing Fees                                                                               8
     Shareholders' Reports                                                                       9
     Annual Meeting and Proxy Costs                                                              6
     Trustees' Fees and Expenses                                                                 2
                                                                                       ------------
          Total Expenses                                                                     4,271
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                       22,970
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                                              8,303
     Foreign Currencies                                                                     (1,403)
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                            6,900
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                                 114,216
     Foreign Currencies and Forward Currency Contracts                                      (1,721)
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                           112,495
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $142,365
===================================================================================================
*Dividends are net of foreign withholding taxes of $5,512,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------------
                                                                                             INTERNATIONAL VALUE FUND
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                       ------------------------------------
                                                                                              1998                    1997
                                                                                             (000)                   (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                                             $    22,970             $    21,259
     Realized Net Gain                                                                       6,900                  83,733
     Change in Unrealized Appreciation (Depreciation)                                      112,495                (141,401)
                                                                                       ------------------------------------
          Net Increase (Decrease) in Net Assets Resulting from Operations                  142,365                 (36,409)
                                                                                       ------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                                 (32,297)                (21,269)
     Realized Capital Gain                                                                 (28,807)                (91,909)
                                                                                       ------------------------------------
          Total Distributions                                                              (61,104)               (113,178)
                                                                                       ------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                                247,777                 208,395
     Issued in Lieu of Cash Distributions                                                   56,521                 105,942
     Redeemed                                                                             (356,018)               (304,542)
                                                                                       ------------------------------------
          Net Increase (Decrease) from Capital Share Transactions                          (51,720)                  9,795
---------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                                              29,541                (139,792)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                                     776,762                 916,554
                                                                                       ------------------------------------
     End of Year                                                                          $806,303                $776,762
===========================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                                  9,809                   7,512
     Issued in Lieu of Cash Distributions                                                    2,217                   4,564
     Redeemed                                                                              (14,192)                (11,052)
                                                                                       ------------------------------------
          Net Increase (Decrease) in Shares Outstanding                                     (2,166)                  1,024
===========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL VALUE FUND
                                                                                    YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998            1997           1996            1995           1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $22.64          $27.54         $31.11          $31.48         $31.04
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .77           .690             .82            .750            .55
     Net Realized and Unrealized Gain (Loss) on Investments    3.64         (1.945)           2.20           2.185           1.08
                                                            ----------------------------------------------------------------------
          Total from Investment Operations                     4.41         (1.255)           3.02           2.935           1.63
                                                            ----------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                     (1.06)         (.690)           (.82)          (.790)          (.56)
     Distributions from Realized Capital Gains                 (.90)        (2.955)          (5.77)         (2.515)          (.63)
                                                            ----------------------------------------------------------------------
          Total Distributions                                 (1.96)        (3.645)          (6.59)         (3.305)         (1.19)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $25.09         $22.64          $27.54          $31.11         $31.48
==================================================================================================================================

TOTAL RETURN                                                  19.46%         -4.58%          10.22%           9.65%          5.25%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                        $806            $777           $917            $988         $1,053
     Ratio of Total Expenses to Average Net Assets            0.52%           0.49%          0.50%           0.47%          0.34%
     Ratio of Net Investment Income to Average Net Assets     2.77%           2.36%          2.50%           2.29%          1.71%
     Portfolio Turnover Rate                                    39%             37%            82%             47%            40%
==================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

       Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

       3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

       Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

       4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Phillips & Drew (formerly known as UBS International Investment London Ltd.) provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic advisory fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended December 31, 1998, the advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets, before a decrease of $353,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the fund had contributed capital of $147,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended December 31, 1998, the fund purchased $315,031,000 of investment securities and sold $392,572,000 of investment securities, other than temporary cash investments.

       For federal tax purposes, capital gains required to be distributed in December 1998 included net gains realized through October 31, 1998. Subsequently, the fund realized capital losses of $8,677,000 which are available to offset future capital gains.

       During the year ended December 31, 1998, the fund realized net foreign currency losses of $1,403,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

       During the year ended December 31, 1998, the fund received securities with a value of $10,586,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. The required distribution of this taxable income is reflected in the balance of overdistributed net investment income, and the difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation, at December 31, 1998.

E. At December 31, 1998, net unrealized appreciation of investment securities for federal income tax purposes was $4,592,000, consisting of unrealized gains of $141,505,000 on securities that had risen in value since their purchase and $136,913,000 in unrealized losses on securities that had fallen in value since their purchase.

       At December 31, 1998, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

          --------------------------------------------------------------------------------------------------------------------------
                                                                                             (000)
                                                       -----------------------------------------------------------------------------
                                                            CONTRACT AMOUNT
                                                       -------------------------
          CONTRACT                                     FOREIGN            U.S.            MARKET VALUE IN          UNREALIZED
          SETTLEMENT DATE                              CURRENCY          DOLLARS           U.S. DOLLARS           DEPRECIATION
          --------------------------------------------------------------------------------------------------------------------------
          Deliver:
          1/13/1999                     JPY            5,387,000         $45,802              $47,810               $(2,008)
          --------------------------------------------------------------------------------------------------------------------------
          JPY--Japanese yen.

Unrealized depreciation of $2,008,000 related to open forward currency contracts is required to be treated as realized loss for tax purposes.

       The fund had net unrealized foreign currency gains of $59,000 resulting from the translation of other assets and liabilities at December 31, 1998.

F. The market value of securities on loan to broker/dealers at December 31, 1998, was $24,797,000, for which the fund held cash collateral of $26,010,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard International Value Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999













SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD INTERNATIONAL VALUE FUND

       This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The fund distributed $21,623,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1998, all of which is designated as a 20% rate gain distribution.

       The fund has elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 1998 Form 1099-DIV.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                               OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q460-02/17/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.